WCM FOCUSED INTERNATIONAL GROWTH FUND
Investor Class (WCMRX)
Institutional Class (WCMIX)

Supplement dated February 10, 2014 to the
Summary Prospectus dated September 3, 2013 and Prospectus dated September 1, 2013

The Fund’s performance benchmark, which is shown in the Fund’s Summary Prospectus and Prospectus, is changing from the MSCI EAFE Index to the MSCI ACWI ex US Index, which more closely reflects the Fund’s investment strategy.  Accordingly, the following table replaces the “Average Annual Return Table” in the Fund’s Summary Prospectus and Prospectus:

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	Since Inception	Inception Date
Institutional Class Shares — Return Before Taxes	12.47%	(1.00)%	May 31, 2011
Institutional Class Shares — Return After Taxes on Distributions	12.43%	(1.03)%	May 31, 2011
Institutional Class Shares — Return After Taxes on Distributions and Sale of Fund Shares	8.30%	(0.82)%	May 31, 2011
Investor Class Shares — Return Before Taxes	12.19%	(1.27)%	August 31, 2011
MSCI ACWI ex US Index (reflects no deduction for fees, expenses or taxes)	17.39%	(2.32)%	May 31, 2011
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.32%	(1.93)%	May 31, 2011

Please file this Supplement with your records.